SHARE OF INCOME / (LOSS) OF JOINT-VENTURES	12 Months Ended
Dec. 31, 2020
Investments accounted for using equity method [abstract]
SHARE OF INCOME / (LOSS) OF JOINT-VENTURES
NOTE 11 - SHARE OF INCOME / (LOSS) OF JOINT-VENTURES
The acquisition of 49% of Constellium-UACJ ABS LLC was completed on January 10, 2019 and the entity is consolidated since the acquisition date. The information presented hereafter reflects the amounts included in the Consolidated Financial Statements of Constellium-UACJ ABS LLC for the year ended December 31, 2018, in accordance with Group accounting principles and not the Company’s share of those amounts.

(in millions of Euros)	Year ended December 31, 2018
Revenue	262
Cost of sales	(309)
Selling and administrative expenses	(10)
Loss from operations	(57)
Finance costs (A)	(7)
Net loss	(64)
(A)Finance costs include a €11 million gain related to the shareholders’ loan modification for the year ended December 31, 2018.